EXHIBIT 99.2

BIOMED REALTY TRUST, INC. SUPPLEMENTAL OPERATING AND FINANCIAL DATA MARCH 31, 2006

Fairview Avenue Seattle, WA Acquired January 2006 Architect’s Rendering

900 Uniqema Boulevard New Castle, DE Acquired January 2006 11,293 sq ft fully leased to ICI Americas, Inc. (Uniqema)

BioMed Realty Trust, Inc.	www.biomedrealty.com
17140 Bernardo Center Drive, Suite 222	858.485.9840
San Diego, CA 92128	858.485.9843 (fax)

Investor Relations Contact	Media Contact
Kent Griffin	Georganne R. Palffy
Chief Financial Officer	Financial Relations Board
858.485.9840	312.640.6768

BIOMED REALTY TRUST, INC.
TABLE OF CONTENTS
MARCH 31, 2006
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

BIOMED REALTY TRUST, INC.
COMPANY BACKGROUND
MARCH 31, 2006
BioMed Realty Trust, Inc. operates as a fully integrated, self-administered and self-managed real estate investment trust (REIT) focused on acquiring, developing, owning, leasing and managing laboratory and office space for the life science industry. Our tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. Our properties and primary acquisition targets are generally located in markets with well established reputations as centers for scientific research, including Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey.
During 2005, we completed the acquisition of 23 properties totaling approximately 2.1 million rentable square feet of laboratory and office space. The properties were acquired for an aggregate of approximately $715 million.
On January 12, 2006, we invested approximately $2.7 million in a majority owned joint venture that purchased the land located at 530 Fairview Avenue, on the southeast corner of Fairview Avenue North and Mercer Street, in the South Lake Union area of Seattle, Washington. We have entered into an agreement with our joint venture partner to develop a five-story, 93,000 square-foot laboratory facility to be named the Fairview Research Center.
On January 13, 2006, we completed the acquisition of an 11,293 square foot property located at 900 Uniqema Boulevard in New Castle, Delaware. The total investment of approximately $4.7 million was funded with cash and the assumption of approximately $1.8 million of debt.
As of March 31, 2006, we owned or had interests in 42 properties, located principally in Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania, New York and New Jersey, consisting of 63 buildings with approximately 4.8 million rentable square feet of laboratory and office space, which was approximately 89.2% leased to 86 tenants. Of the approximately 514,000 square feet of unleased space, approximately 356,000 square feet, or 69.3% of our unleased square footage, was under redevelopment. We also owned undeveloped land that we estimate can support up to 799,000 rentable square feet of laboratory and office space.
This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website: www.biomedrealty.com

BIOMED REALTY TRUST, INC.
INVESTOR INFORMATION
MARCH 31, 2006

Board of Directors

Alan D. Gold	Edward A. Dennis, Ph.D.	Theodore D. Roth
Chairman

Gary A. Kreitzer	Mark J. Riedy, Ph.D.	M. Faye Wilson

Barbara R. Cambon

Executive Officers

Alan D. Gold	John F. Wilson, II	R. Kent Griffin, Jr.
President and Chief Executive Officer	Executive Vice President-Operations	Chief Financial Officer

Gary A. Kreitzer	Matthew G. McDevitt
Executive Vice President, General Counsel, and Secretary	Regional Executive Vice President

Equity Research Coverage

Friedman Billings Ramsey	Raymond James	Stifel, Nicolaus & Company, Inc.
Paul Morgan / Michael Blank	Paul D. Puryear / Ken Avalos	Jerry L. Doctrow
703.469.1255 / 703.469.1115	800.248.8863	800.368.2558

Wachovia Securities
Christopher Haley
443.263.6773

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent
17140 Bernardo Center Drive, Suite 222	BMR	The Bank of New York
San Diego, CA 92128		101 Barclay Street, 11E
858.485.9840	Stock Exchange Listing	New York, NY 10286
858.485.9843 (fax)	New York Stock Exchange	212.815.3782

Please visit our corporate website at:	www.biomedrealty.com

2006 Tentative Schedule for Quarterly Results

Second Quarter	Early August 2006
Third Quarter	Early November 2006
Fourth Quarter	February 2007

BIOMED REALTY TRUST, INC.
FINANCIAL AND OPERATING HIGHLIGHTS
MARCH 31, 2006
(In thousands, except per share, ratio and portfolio amounts)

	As of or for the three months ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Selected Operating Data
Total revenues	$43,793	$44,492	$41,330	$28,563	$24,505
Straight line rent	1,741	1,564	1,546	1,396	1,088
Fair value lease revenue (1)	578	728	791	330	(58)
EBITDA(2)	25,861	24,951	25,085	16,813	13,856
General and administrative expense	4,347	4,277	3,756	2,695	2,566
Interest expense	7,784	7,581	7,422	6,812	1,411
Capitalized interest	(236)	(258)	(275)	(150)	(25)
Minority interest	(222)	(235)	(278)	(65)	(429)

Operating margins (3)	68.5%	64.4%	67.3%	67.8%	61.9%
Operating expense recoveries (3)	91.5%	90.7%	91.7%	93.0%	88.6%
Same property net operating income change (4)	5.0%	11.3%	—	—	—

Net income	4,474	4,569	5,201	1,440	5,836
Net income per share – diluted	$0.10	$0.10	$0.11	$0.05	$0.19
FFO(5)	18,131	17,418	17,708	10,067	12,554
FFO per share – diluted (5)	$0.37	$0.35	$0.36	$0.29	$0.37
AFFO(6)	16,158	13,535	16,469	10,747	12,725

Selected Balance Sheet Data
Cash and cash equivalents	$30,365	$20,312	$74,495	$113,014	$15,570
Investments in real estate, net	1,131,917	1,129,371	1,072,427	1,033,743	494,509
Total assets	1,346,897	1,337,310	1,330,481	1,327,145	601,617
Total liabilities	601,030	586,162	573,649	569,371	159,258
Minority interests	20,367	20,673	21,278	21,775	22,486
Total stockholders’ equity	725,500	730,475	735,554	735,999	419,873

Capitalization
Total common shares outstanding	46,782	46,634	46,636	46,567	31,433
Total units outstanding	2,864	2,864	2,870	2,870	2,870

Total common shares and units outstanding	49,646	49,498	49,506	49,437	34,303
Share price at quarter end	$29.64	$24.40	$24.80	$23.85	$20.60

Equity value at quarter end (7)	1,471,507	1,207,751	1,227,749	1,179,072	706,642
Consolidated debt	$527,077	$513,233	$498,004	$499,818	$121,094
Total market capitalization	1,998,584	1,720,984	1,725,753	1,678,890	827,736
Debt / total market capitalization	26.4%	29.8%	28.9%	29.8%	14.6%

Financial Ratios
Interest coverage (8)	3.3	3.3	3.4	2.5	9.5
Fixed charge coverage (8)	2.8	2.8	2.9	2.2	7.5
FFO payout	78.4%	77.1%	75.0%	93.1%	73.0%
AFFO payout	87.9%	100.0%	81.8%	87.1%	73.0%
Debt / total assets	39.1%	38.4%	37.4%	37.7%	20.1%

Portfolio Statistics
Properties owned at end of quarter	42	40	37	34	20
Total rentable square footage owned	4,766,608	4,755,315	4,431,001	4,255,989	2,795,086
Leased at end of quarter	89.2%	91.1%	90.6%	92.3%	91.5%
Redevelopment at end of quarter	7.5%	5.8%	6.1%	4.3%	3.7%
Vacancy at end of quarter	3.3%	3.1%	3.3%	3.4%	4.8%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of acquisition.

(2)	For a definition and discussion of EBITDA, see page 24. For a quantitative reconciliation of the differences between EBITDA and net income, see page 9.

(3)	See page 10 for detail.

(4)	See page 15 for detail.

(5)	For a definition and discussion of FFO, see page 24. For a quantitative reconciliation of the differences between FFO and net income, see page 8.

(6)	For a definition and discussion of AFFO, see page 24. For a quantitative reconciliation of the differences between AFFO and net income, see page 8.

For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 9.

(7)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

(8)	For a discussion of coverage ratios, see page 24. See page 11 for detail.

BIOMED REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
MARCH 31, 2006
(In thousands)

	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Assets
Investments in real estate, net	$1,131,917	$1,129,371	$1,072,427	$1,033,743	$494,509
Investment in unconsolidated partnership	2,476	2,483	2,492	2,490	2,505
Cash and cash equivalents	30,365	20,312	74,495	113,014	15,570
Restricted cash	5,844	5,487	5,866	4,592	2,572
Accounts receivable, net	5,625	9,873	5,819	5,690	5,255
Accrued straight-line rents, net	10,472	8,731	7,166	5,620	4,224
Acquired above market leases, net	8,925	8,817	7,437	7,813	7,543
Deferred leasing costs, net	130,593	136,640	138,008	143,609	60,950
Deferred loan costs, net	4,507	4,855	5,196	5,530	1,605
Prepaid expenses	2,840	2,164	5,216	2,627	2,154
Other assets	13,333	8,577	6,359	2,417	4,730

Total assets	$1,346,897	$1,337,310	$1,330,481	$1,327,145	$601,617

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net	$246,377	$246,233	$248,004	$249,818	$101,594
Secured term loan	250,000	250,000	250,000	250,000	—
Unsecured line of credit	30,700	17,000	—	—	19,500
Security deposits	6,883	6,905	6,222	5,976	5,227
Dividends and distributions payable	14,397	13,365	13,367	9,265	9,262
Accounts payable, accrued expenses, and other liabilities	24,196	23,012	25,234	22,324	9,466
Acquired below market leases, net	28,477	29,647	30,822	31,988	14,209

Total liabilities	601,030	586,162	573,649	569,371	159,258

Minority interests	20,367	20,673	21,278	21,775	22,486
Stockholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	466	466	466	465	314
Additional paid-in capital	758,375	757,591	756,768	755,390	430,600
Accumulated other comprehensive income	9,256	5,922	3,802	(1,765)	—
Dividends in excess of earnings	(42,597)	(33,504)	(25,482)	(18,091)	(11,041)

Total stockholders’ equity	725,500	730,475	735,554	735,999	419,873

Total liabilities and stockholders’ equity	$1,346,897	$1,337,310	$1,330,481	$1,327,145	$601,617

BIOMED REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF INCOME
MARCH 31, 2006
(In thousands, except share data)

	Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Revenues:
Rental	$31,178	$29,756	$28,593	$20,014	$14,230
Tenant recoveries	12,609	14,198	12,225	8,549	7,254
Other income	6	538	512	—	3,021

Total revenues	43,793	44,492	41,330	28,563	24,505

Expenses:
Rental operations	9,543	11,626	9,763	6,721	6,395
Real estate taxes	4,242	4,031	3,573	2,476	1,788
Depreciation and amortization	13,361	12,546	12,164	8,476	6,191
General and administrative	4,347	4,277	3,756	2,695	2,566

Total expenses	31,493	32,480	29,256	20,368	16,940

Income from operations	12,300	12,012	12,074	8,195	7,565

Equity in net income of unconsolidated partnership	20	28	20	20	51
Interest income	160	345	807	102	60
Interest expense	(7,784)	(7,581)	(7,422)	(6,812)	(1,411)

Income before minority interests	4,696	4,804	5,479	1,505	6,265
Minority interest in consolidated partnerships	54	48	45	66	109
Minority interests in operating partnership	(276)	(283)	(323)	(131)	(538)

Net income	$4,474	$4,569	$5,201	$1,440	$5,836

Basic earnings per share	$0.10	$0.10	$0.11	$0.05	$0.19

Diluted earnings per share	$0.10	$0.10	$0.11	$0.05	$0.19

Weighted-average common shares outstanding:
Basic	46,369,605	46,290,279	46,287,617	31,861,536	31,129,613

Diluted	49,518,010	49,482,818	49,444,409	34,893,367	34,148,820

BIOMED REALTY TRUST, INC.
FUNDS FROM OPERATIONS (1) AND
ADJUSTED FUNDS FROM OPERATIONS (2)
MARCH 31, 2006
(In thousands, except per share and ratio amounts)

	Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Reconciliation of net income to funds from operations:
Net income	$4,474	$4,569	$5,201	$1,440	$5,836
Adjustments:
Minority interests in operating partnership	276	283	323	131	538
Depreciation and amortization(3)	13,381	12,566	12,184	8,496	6,180

Funds from operations (FFO)	$18,131	$17,418	$17,708	$10,067	$12,554

FFO per share — diluted	$0.37	$0.35	$0.36	$0.29	$0.37

Dividends and distributions declared per share	$0.29	$0.27	$0.27	$0.27	$0.27

FFO payout ratio(4)	78.4%	77.1%	75.0%	93.1%	73.0%

Reconciliation of funds from operations to adjusted fund from operations:
Funds from operations	$18,131	$17,418	$17,708	$10,067	$12,554
Adjustments:
Master lease receipts(5)	300	361	361	517	786
Second generation capital expenditures	(472)	(2,623)	(451)	(750)	(160)
Amortization of deferred loan costs	339	328	342	2,204	129
Amortization of fair value of debt acquired	(605)	(480)	(630)	(390)	(261)
Non-cash stock compensation	784	823	1,476	825	707
Straight line rents	(1,741)	(1,564)	(1,546)	(1,396)	(1,088)
Fair value lease revenue	(578)	(728)	(791)	(330)	58

Adjusted funds from operations (AFFO)	$16,158	$13,535	$16,469	$10,747	$12,725

Dividends and distributions declared	$0.29	$0.27	$0.27	$0.27	$0.27

AFFO payout ratio(6)	87.9%	100.0%	81.8%	87.1%	73.0%

(1)	For a definition and discussion of FFO, see page 24.

(2)	For a definition and discussion of AFFO, see page 24. For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 9.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20, $20, $20, $20, and $(11), respectively.

(4)	Calculated as dividends and distributions declared per share divided by FFO per share - diluted.

(5)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(6)	Calculated as dividends and distributions declared per share divided by AFFO per share - diluted.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF EARNINGS BEFORE
INTEREST, TAXES, DEPRECIATION AND AMORTIZATION(1)
AND ADJUSTED FUNDS FROM OPERATIONS(2)
MARCH 31, 2006

(In thousands)

	Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income	$4,474	$4,569	$5,201	$1,440	$5,836
Minority interests	222	235	278	65	429
Interest expense	7,784	7,581	7,422	6,812	1,411
Depreciation and amortization(3)	13,381	12,566	12,184	8,496	6,180

EBITDA	$25,861	$24,951	$25,085	$16,813	$13,856

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows from operating activities	$21,194	$(10,417)	$39,419	$23,038	$9,378
Changes in other assets and liabilities	(5,336)	23,591	(23,311)	(12,808)	2,561
Master lease receipts	300	361	361	517	786

AFFO	$16,158	$13,535	$16,469	$10,747	$12,725

(1)	For a definition and discussion of EBITDA, see page 24.

(2)	For a definition and discussion of AFFO, see page 24.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20, $20, $20, $20, and $(11), respectively.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF NET OPERATING INCOME (1)
MARCH 31, 2006
(Dollar in thousands)

	Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Net income	$4,474	$4,569	$5,201	$1,440	$5,836
Minority interests	222	235	278	65	429
Net income of unconsolidated partnership	(20)	(28)	(20)	(20)	(51)
Interest expense	7,784	7,581	7,422	6,812	1,411
Interest income	(160)	(345)	(807)	(102)	(60)

Income from operations	12,300	12,012	12,074	8,195	7,565
Depreciation and amortization	13,361	12,546	12,164	8,476	6,191
General and administrative	4,347	4,277	3,756	2,695	2,566

Consolidated net operating income	$30,008	$28,835	$27,994	$19,366	$16,322

Revenues:
Rental	$31,178	$29,756	$28,593	$20,014	$14,230
Tenant recoveries	12,609	14,198	12,225	8,549	7,254
Other income	6	538	512	—	3,021

Total revenues	43,793	44,492	41,330	28,563	24,505

Expenses:
Rental operations	9,543	11,626	9,763	6,721	6,395
Real estate taxes	4,242	4,031	3,573	2,476	1,788

Total operating expenses	13,785	15,657	13,336	9,197	8,183

Consolidated net operating income	$30,008	$28,835	$27,994	$19,366	$16,322

Operating margin(2)	68.5%	64.4%	67.3%	67.8%	61.9%

Operating expense recovery(3)	91.5%	90.7%	91.7%	93.0%	88.6%

(1)	For a definition and discussion of net operating income, see page 24.

(2)	Operating margin is calculated as ((rental revenue + tenant recovery revenue — rental operations — real estate taxes) /

(rental revenue + tenant recovery revenue)).

(3)	Operating expense recovery is calculated as (tenant recovery revenue / (rental operations + real estate taxes)).

BIOMED REALTY TRUST, INC.
CONVERAGE RATIOS (1)
MARCH 31, 2006
(In thousands, except ratios)

	Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Interest coverage ratio:
EBITDA	$25,861	$24,951	$25,085	$16,813	$13,856
Interest expense:
Interest expense(2)	7,784	7,581	7,422	6,812	1,411
Interest expense — unconsolidated partnership	49	50	50	50	49

Total interest expense	7,833	7,631	7,472	6,862	1,460

Interest coverage ratio	3.3	3.3	3.4	2.5	9.5

Fixed charge coverage ratio:
EBITDA	$25,861	$24,951	$25,085	$16,813	$13,856
Fixed charges:
Interest expense(2)	7,784	7,581	7,422	6,812	1,411
Interest expense — unconsolidated partnership	49	50	50	50	49
Principal payments	1,253	1,291	1,266	821	381
Principal payments — unconsolidated partnership	7	6	6	4	4

Total fixed charges	9,093	8,928	8,744	7,687	1,845

Fixed charge coverage ratio	2.8	2.8	2.9	2.2	7.5

(1)	For a discussion of coverage ratios, see page 24.

(2)	The three months ended June 30, 2005 includes $2.0 million of loan fee amortization expense related to the repayment and termination of our $100.0 million unsecured revolving credit facility and our $100.0 million unsecured term loan facility.

BIOMED REALTY TRUST, INC.
DEBT SUMMARY
MARCH 31, 2006
(Dollars in thousands)
Weighted average maturity is 5.4 years.

	Stated	Effective	Principal	Unamortized	Carrying	Maturity
	Rate	Rate(1)	Balance	Premium(2)	Value	Date
Consolidated debt:
Mortgage notes payable (3)
Ardentech Court	7.25%	5.06%	$4,724	$523	$5,247	07/12
Bayshore Boulevard	4.55%	4.55%	16,014	—	16,014	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,703	1,518	13,221	01/11
Eisenhower Road	5.80%	4.63%	2,195	51	2,246	05/08
Elliott Avenue	7.38%	4.63%	16,403	658	17,061	11/07
40 Erie Street	7.34%	4.90%	19,416	982	20,398	08/08
Kendall Square D	6.38%	5.45%	72,046	5,201	77,247	12/18
Lucent Drive(4)	5.50%	5.50%	5,869	—	5,869	01/15
Monte Villa Parkway	4.55%	4.55%	9,749	—	9,749	01/10
Nancy Ridge Drive	7.15%	5.38%	6,931	683	7,614	09/12
Science Center Drive	7.65%	5.04%	11,541	1,394	12,935	07/11
Sidney Street	7.23%	5.11%	31,258	3,277	34,535	06/12
Towne Centre Drive	4.55%	4.55%	22,267	—	22,267	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,745	229	1,974	05/15

Total / weighted average on fixed rate notes	6.44%	5.06%	$231,861	$14,516	$246,377

Variable rate debt (5)
$250 million secured term loan(6)	6.41%	6.41%	250,000	—	250,000	05/10
$250 million unsecured line of credit(7)	6.13%	6.13%	30,700	—	30,700	05/08

Total / weighted average consolidated debt	6.41%	5.78%	$512,561	$14,516	$527,077

Pro rata share of unconsolidated partnership debt
McKellar Court (21%)	8.56%	4.63%	2,248	—	2,248	01/10

Total / weighted average	8.56%	4.63%	$2,248	$—	$2,248

Total / weighted average consolidated and pro rata share of unconsolidated partnership debt	6.42%	5.77%	$514,809	$14,516	$529,325

(1)	Represents the company’s incremental borrowing rate on the date of acquisition of the property.

(2)	Represents the unamortized premium to record the debt at its fair value based on the company’s incremental borrowing rate on the date of acquisition.

(3)	Require monthly principal and interest payments.

(4)	The interest rate adjusts each fifth anniversary of the loan. The next adjustment date is January 2010. The interest rate adjustment is the five-year US Treasury plus 250 basis points.

(4)	Require monthly interest payments.

(6)	Interest on the $250 million secured term loan is LIBOR-indexed variable. We have entered into an interest rate swap agreement to fix the interest rate on the entire $250 million outstanding on this secured term loan at 6.41% through the maturity date.

(7)	Interest on the $250 million unsecured line of credit is a LIBOR-indexed variable plus credit spread, which ranges from 120 to 200 basis points depending on our leverage.

BIOMED REALTY TRUST, INC.
DEBT MATURITIES AND PRINCIPAL PAYMENTS
MARCH 31, 2006
(In thousands)

	Schedule of Maturities
Property	2006	2007	2008	2009	2010	Thereafter	Total
Ardentech Court	$66	$94	$101	$109	$118	$4,236	$4,724
Bayshore Boulevard	284	394	413	432	14,491	—	16,014
Bridgeview Technology Park I	79	117	124	137	149	11,097	11,703
Eisenhower Road	31	50	2,114	—	—	—	2,195
Elliott Avenue	383	16,020	—	—	—	—	16,403
40 Erie Street	824	1,058	17,534	—	—	—	19,416
Kendall Square D	1,083	1,526	1,627	1,733	1,847	64,230	72,046
Lucent Drive	151	191	202	214	215	4,896	5,869
Monte Villa Parkway	173	240	251	263	8,822	—	9,749
Nancy Ridge Drive	59	86	91	100	107	6,488	6,931
Science Center Drive	97	143	152	167	182	10,800	11,541
Sidney Street	526	746	802	862	926	27,396	31,258
Towne Centre Drive	395	548	574	601	20,149	—	22,267
900 Uniqema Boulevard	97	139	152	166	180	1,011	1,745

Total fixed rate notes	4,248	21,352	24,137	4,784	47,186	130,154	231,861
$250 million secured term loan	—	—	—	—	250,000	—	250,000
$250 million unsecured line of credit	—	—	30,700	—	—	—	30,700

Total consolidated debt	4,248	21,352	54,837	4,784	297,186	130,154	512,561

McKellar Court (21%)	18	27	29	32	2,142	—	2,248

Total consolidated and pro rata share of unconsolidated partnership debt	$4,266	$21,379	$54,866	$4,816	$299,328	$130,154	$514,809

BIOMED REALTY TRUST, INC.
COMMON STOCK DATA
MARCH 31, 2006
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended		Year Ended
	3/31/06	12/31/05	12/31/05	12/31/04
Weighted average shares outstanding	46,370	46,291	38,913	30,965
Weighted average units outstanding	2,864	2,870	2,870	2,661
Dilutive effect of restricted stock	163	215	215	90
Dilutive effect of stock warrant	121	107	93	52

Diluted shares — EPS and FFO	49,518	49,483	42,091	33,768

COMMON STOCK DATA

	3/31/06	12/31/05	9/30/05	6/30/05
Shares outstanding	46,444	46,290	46,290	46,282
Units outstanding	2,864	2,864	2,870	2,870
Unvested restricted shares outstanding	338	344	346	285
Stock warrant outstanding	270	270	270	270

Total common shares outstanding	49,916	49,768	49,776	49,707

	Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05
High Price	$29.86	$26.06	$25.60	$24.47
Low Price	$23.75	$22.25	$22.30	$19.39
Average Closing Price	$27.22	$24.85	$24.27	$21.30
Closing Price	$29.64	$24.40	$24.80	$23.85
Dividends per share — Annualized	$1.16	$1.08	$1.08	$1.08
Closing Dividend Yield — Annualized	3.9%	4.4%	4.4%	4.5%
DIVIDENDS PER COMMON SHARE

2006
First quarter	$0.29

2005
First quarter	$0.27
Second quarter	$0.27
Third quarter	$0.27
Fourth quarter	$0.27

2004
Third quarter	$0.1497
Fourth quarter	$0.2700

Latest Dividend
Amount	$0.29
Declared	February 27, 2006
Record	March 31, 2006
Paid	April 17, 2006
Trading Symbol
  BMR
Stock Exchange Listing
  New York Stock Exchange
Transfer Agent
  The Bank of New York
  101 Barclay Street, 11E
  New York, NY 10286
  212.815.3782

BIOMED REALTY TRUST, INC.
SAME PROPERTY ANALYSIS
MARCH 31, 2006
(Dollars in thousands)

	Three Months Ended (1)
	3/31/06	3/31/05	% Change
Total Same Property Portfolio
Number of properties	17	17
Rentable square feet	2,626,875	2,626,875
Percent of total portfolio	55.1%	94.0%
Leased %	90.0%	94.9%
Redevelopment %	5.8%	—

Revenues:
Rental	$15,092	$14,621	3.2%
Tenant recoveries	7,546	7,223	4.5%

Total revenues	22,638	21,844	3.6%

Expenses:
Rental operations	6,159	6,176	-0.3%
Real estate taxes	1,865	1,755	6.3%

Total expenses	8,024	7,931	1.2%

Net operating income(2)	$14,614	$13,913	5.0%

Same property net operating income(2)	$14,614	$13,913	5.0%
Less straight line rents and fair value lease revenue	(783)	(1,032)	(24.1%)

Same property net operating income — cash basis(2) (3)	$13,831	$12,881	7.4%

Rental revenue — cash basis (3)	$14,309	$13,589	5.3%

Same property net operating income(2)	$14,614	$13,913	5.0%
Plus other income (4)	—	3,005	(100.0%)

Same property net operating income — including non-recurring items	$14,614	$16,918	(13.6%)

(1)	Properties included in same property quarterly analysis are Ardentech Court, Balboa Avenue, Bayshore Boulevard, Beckley Street, Bernardo Center Drive, Bridgeview Technology Park I, Eisenhower Road, Elliott Avenue, Industrial Road, King of Prussia, Landmark at Eastview, McKellar Court (an unconsolidated partnership of which we own 21%), Monte Villa Parkway, San Diego Science Center, Science Center Drive, Towne Centre Drive, and Tributary Street.

(2)	For a definition and discussion of net operating income, see page 24. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 10.

(3)	Represents increase in rents on a “cash on cash” basis.

(4)	Other income is comprised primarily of an early termination of lease payment of $3.0 million from a portion of the Nektar lease at our Industrial Road property.

BIOMED REALTY TRUST, INC.
PORTFOLIO SUMMARY AND LEASE EXPIRATIONS
MARCH 31, 2006
PORTFOLIO SUMMARY
Weighted average remaining lease term is 6.6 years.

						Annualized			Annualized
			Percent of		Percent of	Base Rent		Percent of	Base Rent
		Rentable	Total	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
		Square	Rentable	Base Rent (1)	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Market	Properties	Feet	Sq Ft	Current	Current	Current	at Expiration	at Expiration	at Expiration
				(in thousands)			(in thousands)
Boston (2)	10	1,249,874	26.1%	$47,592	40.1%	$39.18	$50,929	37.9%	$41.92
San Francisco	8	955,593	20.1%	16,563	13.9%	23.08	21,651	16.1%	30.18
San Diego (3)	9	565,364	11.8%	14,713	12.4%	29.54	17,779	13.3%	35.69
New York / New Jersey	2	823,948	17.3%	14,287	12.0%	19.56	15,053	11.2%	20.60
Pennsylvania	6	701,873	14.8%	13,481	11.3%	21.69	13,802	10.3%	22.21
Seattle	3	185,989	3.9%	7,025	5.9%	37.77	7,732	5.8%	41.57
Maryland	2	168,817	3.5%	2,704	2.3%	16.02	3,971	3.0%	23.52
University Related — Other	2	115,150	2.5%	2,448	2.1%	21.26	3,179	2.4%	27.61

Total / weighted average	42	4,766,608	100.0%	$118,813	100.0%	$27.94	$134,097	100.0%	$31.53

LEASE EXPIRATIONS

		Percent of
		Total			Annualized			Annualized
	Rentable	Rentable		Percent of	Base Rent		Percent of	Base Rent
	Square Feet	Sq Ft	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
	of Expiring	of Expiring	Base Rent (1)	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Year of Lease Expiration	Leases	Leases	Current	Current	Current	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
2006(4)	126,781	3.0%	$2,840	2.4%	$22.40	$2,840	2.1%	$22.40
2007	509,310	12.0%	9,915	8.3%	19.47	10,232	7.6%	20.09
2008	258,722	6.1%	7,566	6.4%	29.24	7,885	5.9%	30.47
2009	408,186	9.6%	9,421	7.9%	23.08	9,722	7.3%	23.82
2010	781,736	18.4%	19,542	16.4%	25.00	19,618	14.6%	25.09
2011	157,277	3.7%	5,029	4.2%	31.98	6,789	5.1%	43.16
2012	224,942	5.3%	5,799	4.9%	25.78	6,559	4.9%	29.16
2013	222,299	5.2%	5,246	4.4%	23.60	6,437	4.8%	28.96
2014	238,252	5.6%	6,974	5.9%	29.27	8,318	6.2%	34.91
2015	148,666	3.5%	3,688	3.1%	24.81	4,087	3.0%	27.49
Thereafter	1,176,253	27.6%	42,792	36.1%	36.38	51,612	38.5%	43.88

Total / weighted average	4,252,424	100.0%	$118,813	100.0%	$27.94	$134,097	100.0%	$31.53

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of March 31, 2006, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	Excludes parking revenue of $1,063,000 for 47 Erie Street Parking Structure.

(3)	Includes 72,863 square feet of McKellar Court, an unconsolidated partnership, of which we own 21%.

(4)	Includes current month to month leases.

BIOMED REALTY TRUST, INC.
OCCUPANCY SUMMARY
MARCH 31, 2006

	Rentable Square Feet
Market	Leased	Redevelopment	Vacant	Total
Boston	1,214,776	—	35,098	1,249,874
San Francisco	717,509	213,647	24,437	955,593
San Diego	498,154	21,952	45,258	565,364
New York / New Jersey	730,536	40,268	53,144	823,948
Pennsylvania	621,493	80,380	—	701,873
Seattle	185,989	—	—	185,989
Maryland	168,817	—	—	168,817
University Related — Other	115,150	—	—	115,150

Total	4,252,424	356,247	157,937	4,766,608

	Leased
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Boston	97.2%	97.1%	97.1%	95.9%	n/a
San Francisco	75.1%	80.7%	79.7%	89.1%	88.4%
San Diego	88.1%	87.9%	88.8%	91.9%	87.7%
New York / New Jersey	88.7%	90.1%	87.5%	87.7%	87.9%
Pennsylvania	88.5%	92.4%	91.5%	90.6%	100.0%
Seattle	100.0%	100.0%	100.0%	100.0%	100.0%
Maryland	100.0%	100.0%	100.0%	100.0%	100.0%
University Related — Other	100.0%	100.0%	100.0%	100.0%	n/a

Total	89.2%	91.1%	90.6%	92.3%	91.5%

	Redevelopment
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Boston	—	—	—	—	n/a
San Francisco	22.4%	16.7%	17.4%	7.6%	—
San Diego	3.9%	3.9%	2.7%	2.8%	8.8%
New York / New Jersey	4.9%	4.9%	7.5%	7.5%	7.5%
Pennsylvania	11.5%	7.6%	8.5%	9.4%	—
Seattle	—	—	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	—	n/a

Total	7.5%	5.8%	6.1%	4.3%	3.7%

	Vacancy
	3/31/06	12/31/05	9/30/05	6/30/05	3/31/05
Boston	2.8%	2.9%	2.9%	4.1%	n/a
San Francisco	2.6%	2.6%	2.9%	3.3%	11.6%
San Diego	8.0%	8.2%	8.5%	5.3%	3.5%
New York / New Jersey	6.4%	5.0%	5.0%	4.8%	4.7%
Pennsylvania	—	—	—	—	—
Seattle	—	—	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	—	n/a

Total	3.3%	3.1%	3.3%	3.4%	4.8%

BIOMED REALTY TRUST, INC.
PROPERTY LISTING
MARCH 31, 2006

				Rentable	Redevelopment	Percent of
				Square	Square	Rentable	Percent Leased
	Property	Acquisition date	Buildings	Feet	Feet	Sq Ft	3/31/06	12/31/05	9/30/05	6/30/05
	Boston
1	Albany Street	May 31, 2005	2	75,003	—	1.5%	100.0%	100.0%	99.8%	99.8%
2	Coolidge Avenue	April 5, 2005	1	37,400	—	0.8%	100.0%	100.0%	100.0%	100.0%
3	21 Erie Street	May 31, 2005	1	49,247	—	1.0%	56.9%	56.9%	56.9%	58.1%
4	40 Erie Street	May 31, 2005	1	100,854	—	2.1%	100.0%	100.0%	100.0%	100.0%
5	Fresh Pond Research Park	April 5, 2005	6	90,702	—	1.9%	100.0%	100.0%	100.0%	83.3%
6	Kendall Square A	May 31, 2005	1	302,919	—	6.4%	97.1%	96.7%	96.7%	96.7%
7	Kendall Square D	May 31, 2005	1	349,325	—	7.3%	98.5%	98.5%	98.5%	98.2%
8	Sidney Street	May 31, 2005	1	191,904	—	4.0%	100.0%	100.0%	100.0%	100.0%
9	Vassar Street	May 31, 2005	1	52,520	—	1.1%	100.0%	100.0%	100.0%	100.0%
10	47 Erie Street Parking Structure	May 31, 2005	1	447 Stalls	—	—	100.0%	100.0%	100.0%	100.0%

	Total Boston		16	1,249,874	—	26.1%	97.2%	97.1%	97.1%	95.9%

	San Francisco
11	Ardentech Court	November 18, 2004	1	55,588	—	1.2%	100.0%	100.0%	100.0%	100.0%
12	Bayshore Boulevard	August 17, 2004	1	183,344	61,444	3.8%	66.5%	100.0%	100.0%	100.0%
13	Bridgeview Technology Park I	September 10, 2004	2	212,673	44,127	4.5%	67.8%	67.8%	77.5%	77.5%
14	Bridgeview Technology Park II	March 16, 2005	1	50,400	—	1.1%	100.0%	100.0%	100.0%	100.0%
15	Dumbarton Circle	May 27, 2005	3	44,000	—	0.9%	100.0%	100.0%	100.0%	100.0%
16	Eccles Avenue	December 1, 2005	1	152,145	—	3.2%	100.0%	100.0%	n/a	n/a
17	Industrial Road	August 17, 2004	1	169,490	20,123	3.6%	88.1%	83.6%	83.6%	82.4%
18	Kaiser Drive	August 25, 2005	1	87,953	87,953	1.8%	—	—	—	n/a

	Total San Francisco		11	955,593	213,647	20.1%	75.1%	80.7%	79.7%	89.1%

	San Diego
19	Balboa Avenue	August 13, 2004	1	35,344	—	0.7%	100.0%	100.0%	100.0%	100.0%
20	Bernardo Center Drive	August 13, 2004	1	61,286	—	1.3%	100.0%	100.0%	100.0%	100.0%
21	Faraday Avenue	September 19, 2005	1	28,704	—	0.6%	100.0%	100.0%	100.0%	n/a
22	McKellar Court (1)	September 30, 2004	1	72,863	—	1.5%	100.0%	100.0%	100.0%	100.0%
23	Nancy Ridge Drive	April 21, 2005	1	42,138	—	0.9%	67.4%	67.4%	67.4%	100.0%
24	San Diego Science Center	October 21, 2004	1	105,364	—	2.2%	70.1%	69.0%	68.2%	73.2%
25	Science Center Drive	September 24, 2004	1	53,740	—	1.1%	100.0%	100.0%	100.0%	100.0%
26	Towne Centre Drive	August 12, 2004	3	115,870	—	2.4%	100.0%	100.0%	100.0%	100.0%
27	Waples Street (2)	March 1, 2005	1	50,055	21,952	1.1%	56.1%	56.1%	65.3%	65.3%

	Total San Diego		11	565,364	21,952	11.8%	88.1%	87.9%	88.8%	91.9%

	New York / New Jersey
28	Graphics Drive	March 17, 2005	1	72,300	40,268	1.5%	44.3%	44.3%	14.8%	14.8%
29	Landmark at Eastview	August 12, 2004	8	751,648	—	15.8%	92.9%	94.5%	94.5%	94.7%

	Total New York / New Jersey		9	823,948	40,268	17.3%	88.7%	90.1%	87.5%	87.7%

	Pennsylvania
30	Eisenhower Road	August 13, 2004	1	27,750	27,750	0.6%	—	100.0%	100.0%	100.0%
31	George Patterson Boulevard	October 28, 2005	1	71,500	—	1.5%	100.0%	100.0%	n/a	n/a
32	King of Prussia (3)	August 11, 2004	5	427,109	—	9.0%	100.0%	100.0%	100.0%	100.0%
33	Phoenixville Pike	April 5, 2005	1	104,400	52,630	2.2%	49.6%	49.6%	49.6%	49.6%
34	1000 Uniqema Boulevard	September 30, 2005	1	59,821	—	1.3%	100.0%	100.0%	100.0%	n/a
35	900 Uniqema Boulevard	January 13, 2006	1	11,293	—	0.2%	100.0%	n/a	n/a	n/a

	Total Pennsylvania		10	701,873	80,380	14.8%	88.5%	92.4%	91.5%	90.6%

	Seattle
36	Elliott Avenue	August 24, 2004	1	134,989	—	2.8%	100.0%	100.0%	100.0%	100.0%
37	Monte Villa Parkway	August 17, 2004	1	51,000	—	1.1%	100.0%	100.0%	100.0%	100.0%
38	Fairview Avenue (4)	January 12, 2006	—	—	—	—	n/a	n/a	n/a	n/a

	Total Seattle		2	185,989	—	3.9%	100.0%	100.0%	100.0%	100.0%

	Maryland
39	Beckley Street	December 17, 2004	1	77,225	—	1.6%	100.0%	100.0%	100.0%	100.0%
40	Tributary Street	December 17, 2004	1	91,592	—	1.9%	100.0%	100.0%	100.0%	100.0%

	Total Maryland		2	168,817	—	3.5%	100.0%	100.0%	100.0%	100.0%

	University Related — Other
41	Colorow Drive	December 22, 2005	1	93,650	—	2.0%	100.0%	100.0%	n/a	n/a
42	Lucent Drive	May 31, 2005	1	21,500	—	0.5%	100.0%	100.0%	100.0%	100.0%

	Total University Related — Other		2	115,150	—	2.5%	100.0%	100.0%	100.0%	100.0%

	Total / weighted average		63	4,766,608	356,247	100.0%	89.2%	91.1%	90.6%	92.3%

(1)	This property is an unconsolidated partnership, of which we own 21%.

(2)	We own 70% of the limited liability company that owns the Waples Street property.

(3)	We own an 88.5% limited partnership interest and a 0.5% general partnership interest in the limited partnership that owns the King of Prussia property.

(4)	We own 70% of the limited liability company that owns the Fairview avenue property.We entered into the partnership to develop a five-story, 93,000 square-foot laboratory facility.

BIOMED REALTY TRUST, INC.
10 LARGEST TENANTS (1)
MARCH 31, 2006
As of March 31, 2006, our properties were leased to 86 tenants.

					Annualized	Percent of
			Percent of		Base Rent	Annualized
		Leased	Leased Sq Ft	Annualized	per Leased	Base Rent	Lease
		Square	Total	Base Rent (1)	Sq Ft	Current	Expiration
	Tenant	Feet	Portfolio	Current	Current	Total Portfolio	Date(s)
1	Vertex Pharmaceuticals	583,474	12.2%	$23,362	$40.04	19.7%	April 2018(2)
2	Genzyme Corporation	343,000	7.2%	15,399	44.89	13.0%	July 2018
3	Centocor, Inc. (Johnson & Johnson)	331,398	7.0%	7,839	23.66	6.6%	March 2010
4	Regeneron Pharmaceuticals, Inc.	227,932	4.8%	4,206	18.45	3.5%	December 2009(3)
5	Illumina, Inc.	115,870	2.4%	3,938	33.99	3.3%	August 2014
6	Nektar Therapeutics	79,917	1.7%	3,812	47.70	3.2%	October 2016
7	Millennium Pharmaceuticals, Inc.	73,347	1.5%	3,420	46.62	2.9%	September 2013
8	Chemtura Corporation	182,829	3.8%	3,377	18.47	2.8%	December 2009
9	InterMune, Inc.	55,898	1.2%	3,335	59.66	2.8%	April 2011
10	Novartis AG	71,153	1.5%	2,944	41.38	2.5%	March 2008

	Total / weighted average (4)	2,064,818	43.3%	$71,632	$34.69	60.3%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of March 31, 2006, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	41,532 square feet expires March 2009, 191,904 square feet expires August 2010, 59,322 square feet expires December 2010, and 290,716 square feet

(3)	154,205 square feet expires December 2007 and 73,727 square feet expires December 2009.

(4)	Without regard to any early lease terminations and/or renewal options.

BIOMED REALTY TRUST, INC.
REDEVELOPMENT AND LAND DEVELOPMENT PARCELS
MARCH 31, 2006
REDEVELOPMENT (1)

		Square Feet	Estimated
		Under	In-Service
Property	Market	Redevelopment (2)	Date (3)
Bayshore Boulevard	San Francisco	61,444	2006
Bridgeview Technology Park I	San Francisco	44,127	2006
Eisenhower Road	Pennsylvania	27,750	2006
Graphics Drive	New York / New Jersey	40,268	2006
Industrial Road	San Francisco	20,123	2006
Kaiser Drive	San Francisco	87,953	2006
Phoenixville Pike	Pennsylvania	52,630	2006
Waples Street	San Diego	21,952	2006

Total		356,247

REDEVELOPMENT PLACED IN-SERVICE

		Square Feet
		Under
		Redevelopment
		Placed	In-Service
Property	Market	In-Service	Date
Industrial Road	San Francisco	61,826	2005
Industrial Road	San Francisco	7,624	2006
Waples Street	San Diego	28,103	2005

Total		97,553

LAND DEVELOPMENT PARCELS (4)

		Developable
Property	Market	Square Feet (5)
Eccles Avenue	San Francisco	108,000
Fairview Avenue	Seattle	93,000
Fresh Pond Research Park	Boston	50,000
Landmark at Eastview	New York / New Jersey	464,000
Towne Centre Drive	San Diego	84,000

Total		799,000

(1)	Our redevelopment includes activities necessary for permanent change to office/laboratory space.

(2)	For our properties undergoing redevelopment, only the square footage undergoing redevelopment activities is reflected in the portfolio statistics.

(3)	The property is expected to undergo a lease-up period once the redevelopment is complete.

(4)	These sites represent possible future developments, which are in proximity to the properties noted above. These developments will be impacted by the timing and likelihood of success of the entitlement process, both of which are uncertain.

(5)	Management’s estimates.

BIOMED REALTY TRUST, INC.
ACQUISITIONS
MARCH 31, 2006

		Rentable
	# of	Square
Acquisitions since August 11, 2004:	Properties	Feet (1)	Investment
			(in thousands)
Third Quarter 2004 (2)	13	2,297,106	$467,785
Fourth Quarter 2004	4	329,769	65,650

Total acquisitions during 2004	17	2,626,875	533,435

First Quarter 2005	3	165,736	29,330
Second Quarter 2005	14	1,461,912	592,529
Third Quarter 2005	3	176,478	33,500
Fourth Quarter 2005	3	317,295	59,800

Total acquisitions during 2005	23	2,121,421	715,159

First Quarter 2006	2	11,293	7,819

Total acquisitions during 2006	2	11,293	7,819

Total Acquisitions	42	4,759,589	$1,256,413

2006 Acquisitions:

			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet	Investment	Acquisition
				(in thousands)
First Quarter 2006
Fairview Avenue	Seattle	January 12, 2006	—	$2,703	— (3)
900 Uniqema Boulevard	Pennsylvania	January 13, 2006	11,293	5,116	100.0%

First Quarter Total			11,293	$7,819	100.0%

(1)	Rentable square feet at the time of acquisition.

(2)	We commenced operations on August 11, 2004, the date of our initial public offering.

(3)	On January 12, 2006, we completed the acquisition of the land at 530 Fairview Avenue in Seattle, Washington through our partnership with an affiliate of EDG Commercial Real Estate. We entered into the partnership to develop a five-story, 93,000 square-foot laboratory facility.

BIOMED REALTY TRUST, INC.
LEASING ACTIVITY (1)
MARCH 31, 2006

		Current
	Leased	Annualized
	Square	Base Rent per	Percent
	Feet	Leased Sq Ft	Leased
Leased Square Feet as of December 31, 2005	4,332,323	$27.45	91.1%

First quarter acquisitions	11,293	37.63

Leased Square Feet including acquisitions	4,343,616
Expirations	(127,837)	14.99
Renewals	6,690	29.48
New Leases	29,955	16.22
Terminations	—	—

Leased Square Feet as of March 31, 2006	4,252,424	$27.94	89.2%

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy. Tenant improvement and leasing costs are also shown in this manner on page 18.

BIOMED REALTY TRUST, INC.
TENANT IMPROVEMENTS AND LEASING COMMISSIONS
MARCH 31, 2006

	Three Months Ended
	3/31/06	12/31/05	9/30/05	6/30/05
Renewals (1)
Number of renewals	2	—	1	1
Square feet	6,690	—	1,197	1,667
Tenant improvement costs per square foot (2)	$—	$—	$—	$—
Leasing commission costs per square foot (2)	2.73	—	—	—

Total tenant improvement and leasing commission costs psf	$2.73	$—	$—	$—

New Leases (3)
Number of leases	7	7	5	4
Square feet	29,955	45,946	24,781	111,261
Tenant improvement costs per square foot (2)	$38.36	$16.16	$9.14	$32.89
Leasing commission costs per square foot (2)	3.33	5.50	1.16	4.75

Total tenant improvement and leasing commission costs psf	$41.69	$21.66	$10.30	$37.64

Total (4)
Number of renewals/leases	9	7	6	5
Square feet	36,645	45,946	25,978	112,928
Tenant improvement costs per square foot (2)	$31.36	$16.16	$8.72	$32.40
Leasing commission costs per square foot (2)	3.22	5.50	1.10	4.68

Total tenant improvement and leasing commission costs psf	$34.58	$21.66	$9.82	$37.08

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period over period comparison difficult. For a list of acquisition dates, see page 18.

BIOMED REALTY TRUST, INC.
NON-GAAP FINANCIAL MEASURE DEFINITIONS
MARCH 31, 2006
This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinar items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management uses EBITDA as an indicator of our ability to incur and service debt. In addition, we consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA is calculated before recurring cash charges including interest expense and taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnership, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.